UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 7, 2020
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On July 7, 2020, California Resources Corporation (the “Company”) and certain of its subsidiaries further amended the forbearance agreements, dated June 2, 2020 (collectively, as amended, the “Forbearance Agreements”), with:

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certain lenders (collectively, the “2014 Lenders”) representing a majority of the outstanding principal amount of the loans under its Credit Agreement, dated as of September 24, 2014 (as amended, the “2014 Credit Agreement”), by and among the Company, as the Borrower, the subsidiary guarantors party thereto, the various Lenders identified therein, JPMorgan Chase Bank, N.A., as Administrative Agent, a Lender and a Letter of Credit Issuer, and Bank of America, N.A., as a Lender and a Letter of Credit Issuer;

•
certain lenders (collectively, the “2016 Lenders”) representing a majority of the outstanding principal amount of the term loans under its Credit Agreement, dated August 12, 2016 (the “2016 Credit Agreement”), by and among the Company, as the Borrower, the various Lenders identified therein and The Bank of New York Mellon Trust Company, N.A., as Administrative Agent; and

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certain lenders (collectively, the “2017 Lenders”, and together with the 2014 Lenders and the 2016 Lenders, the “Forbearing Parties”) representing a majority of the outstanding principal amount of the term loans under its Credit Agreement, dated as of November 17, 2017 (as amended, the “2017 Credit Agreement”, and together with the 2014 Credit Agreement and the 2016 Credit Agreement, the “Credit Agreements”), by and among the Company, as the Borrower, the subsidiary guarantors party thereto, the various Lenders identified therein and The Bank of New York Mellon Trust, N.A., as Administrative Agent.

The Forbearing Parties agreed to extend the period in which they will forbear from exercising any remedies under the Credit Agreements with respect to certain specified events of default until the earlier of (a) 11:59 p.m. (New York time) on July 12, 2020 and (b) the date the Forbearance Agreements otherwise terminate in accordance with their terms. The Forbearance Agreements include certain covenants with which the Company must comply during the forbearance period. The failure to comply with such covenants, among other things, would result in the early termination of the forbearance period.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President, Finance

DATED: July 8, 2020